UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                         Date of Report: March 25, 2010

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                    1-9494                     13-3228013
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


 727 Fifth Avenue, New York, New York                              10022
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.        Other Events.

Registrant makes various grants and awards of cash, stock and stock units, and provides various benefits, to its executive officers and other management employees pursuant to its 2005 Employee Incentive Plan and pursuant to various retirement plans, formal agreements and informal agreements. The Compensation Committee of Registrant's Board of Directors and management makes various changes from time to time. Forms of changed awards, terms and agreements subject to such changes made are attached as exhibits hereto and are incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

    (c)           Exhibits

                  10.106 Amended and Restated Tiffany and Company Executive Deferral Plan originally made effective October 1, 1989, as initially amended effective November 23, 2005 and as amended effective July 15, 2009.

                  10.128 Group Long Term Disability Insurance Policy issued by First Reliance Standard, Policy No.LTD 109406 on April 28, 2009.

                  10.139d Form of Fiscal 2010 Cash Incentive Award Agreement for certain executive officers adopted on March 17, 2010 under Registrant's 2005 Employee Incentive Plan as Amended and Adopted as of May 18, 2006.

                  10.140d Form of Notice of Grant as referenced in the Terms of 2010 Performance-Based Restricted Stock
                                            Unit grants to Executive Officers
                                            under Registrant's 2005 Employee
                                            Incentive Plan as adopted on January
                                            20, 2010 (Exhibit 10.140c) and
                                            completed on March 17, 2010 for use
                                            with the grants made on January 20,
                                            2010.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      TIFFANY & CO.


                                  BY: /s/ Patrick B. Dorsey
                                      __________________________________________
                                      Patrick B. Dorsey
                                      Senior Vice President, General Counsel and
                                      Secretary




Date:  March 25, 2010


























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


                                  EXHIBIT INDEX


                  Exhibit No.               Description

                  10.106 Amended and Restated Tiffany and Company Executive Deferral Plan originally made effective October 1, 1989, as initially amended effective November 23, 2005 and as amended effective July 15, 2009.

                  10.128 Group Long Term Disability Insurance Policy issued by First Reliance Standard, Policy No.LTD 109406 on April 28, 2009.

                  10.139d Form of Fiscal 2010 Cash Incentive Award Agreement for certain executive officers adopted on March 17, 2010 under Registrant's 2005 Employee Incentive Plan as Amended and Adopted as of May 18, 2006.

                  10.140d Form of Notice of Grant as referenced in the Terms of 2010 Performance-Based Restricted Stock
                                            Unit grants to Executive Officers
                                            under Registrant's 2005 Employee
                                            Incentive Plan as adopted on January
                                            20, 2010 (Exhibit 10.140c) and
                                            completed on March 17, 2010 for use
                                            with the grants made on January 20,
                                            2010.